EXHIBIT 10.18--FORM OF
AGREEMENT NOT TO SELL


Joseph Charles & Associates, Inc.
356 North Camden Drive
Beverly Hills, California  90210

Re:  Agreement Not to Sell

Ladies and Gentlemen:

     We refer to the 10% Unsecured Convertible Promissory Notes due December 30, 1997 (the "Notes") issued by NAVIDEC, Inc., a Colorado corporation (the "Company") and sold in a private placement to accredited investors in reliance upon exemptions from the Securities Act of 1933, as amended (the "Act"), all as described in the Company's Confidential Private Placement Memorandum dated July 18, 1996 (the "Memorandum"). As described in the Memorandum, if a contemplated initial public offering (the "Public Offering") of the Company's securities registered with the Securities and Exchange Commission under the Act is consummated prior to the Maturity Date, the Notes, upon consummation of the Public Offering, are automatically converted for each $50,000 principal amount into 28,571 Units, with each Unit consisting of one share of Common Stock and one Warrant to purchase one share of such Common Stock. The Common Stock and the Warrants are to be included for registration in the Registration Statement relating to the Public Offering.

     As a condition to the purchase of any of the Notes (as described in the Memorandum), the undersigned has agreed not to sell for a period of ten months after the consummation of the Public Offering any of the Common Stock or Warrants received by the undersigned upon conversion of the Notes in excess of such number of shares of Common Stock which provide to the undersigned net proceeds from the sale thereof up to a maximum of the principal amount of the Notes converted. (By way of example of the foregoing, and not by way of any limitation, if the undersigned purchased $50,000 principal amount of Notes, the undersigned can sell such number of shares of Common Stock or Warrants as results in net proceeds to the undersigned of $50,000.) Accordingly, in consideration of the sale of the Notes to the undersigned, and to effectuate the condition to the sale of any of the Notes to the undersigned, the undersigned agrees not to offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of (collectively, the "Resale Restrictions") (i) any shares of Common Stock or Warrants in excess of such number of shares of Common Stock which provide to the undersigned net proceeds from the sale thereof up to a maximum of the principal amount of the Notes converted, or (ii) the Common Stock issuable upon exercise of the Warrant for the period specified hereafter without the prior written consent of Joseph Charles & Associates, Inc. Such restrictions shall apply for a period of one year after the consummation of the Public Offering (the "Restriction Period").

     As a reasonable means of ensuring compliance with the terms of this Agreement, the undersigned further agrees that (i) the undersigned shall deliver the certificates evidencing the shares of Common Stock for deposit with an escrow agent during the Restriction Period; (ii) the certificates representing the shares of Common Stock shall have noted conspicuously thereon a legend that such shares are subject to the restrictions on transfer imposed by the terms of this Agreement Not to Sell; and (iii) the Company may instruct the transfer agent for the Common Stock to place a transfer restriction on such transfer agent's records.

     Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any or all of the shares of Common Stock subject to the Resale Restrictions either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such shares of Common Stock subject to the provisions of this Agreement. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

     In addition, notwithstanding the foregoing, if the undersigned is a partnership, the partnership may transfer any shares of Common Stock subject to the Resale Restrictions to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer shares of Common Stock subject to the Resale Restrictions by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors; and if the undersigned is a corporation, the corporation may transfer shares of Common Stock subject to the Resale Restrictions to any shareholder of such corporation and any shareholder who is an individual may transfer shares of Common Stock subject to the Resale Restrictions by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such shares of Common Stock subject to the provisions of this Agreement, and there shall be no further transfer except in accordance with this Agreement.


                         Very truly yours,

                         By:
                             ---------------------------------
Shares of common stock                   Signature
(including shares which
may be acquired through     /s/
warrants) subject          Spouse's signature if joint tenancy
to this Agreement
after consummation of       /s/
Public Offering            Printed name of person or entity

                          Title if signing for an
                          entity
                                 -----------------
                          Dated:  July ____, 1996